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Exhibit 10.75

GUARANTY

        THIS GUARANTY (this "Guaranty"), dated as of June 10, 2004, is hereby jointly and severally made by each of the Persons listed on the signature pages hereto, together with each other Person who may become a party hereto pursuant to Section 16 of this Guaranty (collectively, "Guarantor") in favor of BANK OF AMERICA, N.A., as Administrative Agent ("Administrative Agent"), for the benefit of itself and each Lender (and their successors and assigns) party to the Credit Agreement referred to below with reference to the following facts:

RECITALS

        A.    Pursuant to the Credit Agreement, of even date herewith, by and among Herbst Gaming, Inc., a Nevada corporation ("Borrower"), the lenders from time to time party thereto (collectively, the "Lenders" and each individually, a "Lender"), and Administrative Agent (as amended, extended, renewed, supplemented, or otherwise modified from time to time, the "Credit Agreement"), the Lenders are making certain credit facilities available to Borrower.

        B.    As a condition to the availability of such credit facilities, Guarantor is required to enter into this Guaranty and guaranty the Guarantied Obligations as hereinafter provided.

        C.    This Guaranty is secured by inter alia by certain deeds of trust made by the Guarantor in favor of the Administrative Agent.

AGREEMENT

        NOW, THEREFORE, in order to induce the Lenders to extend the aforementioned credit facilities to Borrower, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Guarantor hereby represents, warrants, covenants, agrees and guaranties as follows:

        1.     Definitions. This Guaranty is one of the Loan Documents. Terms defined in the Credit Agreement and not otherwise defined in this Guaranty shall have the meanings given those terms in the Credit Agreement when used herein and such definitions are incorporated herein as though set forth in full. In addition, as used herein, the following terms shall have the meanings respectively set forth after each:

        "Beneficiary" means the Administrative Agent (acting as the Administrative Agent and/or on behalf of the Lenders), and the Lenders, and each of them, and any one or more of them. Subject to the terms of the Credit Agreement, each right, remedy, privilege or power of Beneficiary shall be exercised by the Administrative Agent.

        "Guarantied Obligations" means all Obligations of Borrower at any time and from time to time under one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, any Guarantor or any other Person.

        2.     Guaranty of Guarantied Obligations. Guarantor hereby jointly, severally, irrevocably and unconditionally guaranties and promises to pay and perform on demand the Guarantied Obligations and each and every one of them, including all amendments, modifications, supplements, renewals or extensions of any of them, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Guarantied Obligation or the security therefor, or otherwise.

        3.     Nature of Guaranty. This Guaranty is continuing in nature and relates to any Guarantied Obligations now existing or hereafter arising. This Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection.

        4.     Relationship to Other Agreements. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by Guarantor or in connection with the Guarantied Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Credit Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Guaranty and are incorporated herein by this reference.

        5.     Subordination of Indebtedness of Borrower to Guarantor to the Guarantied Obligations. Guarantor agrees that:

          (a)   Any indebtedness of Borrower now or hereafter owed to Guarantor hereby is subordinated to the Guarantied Obligations.

          (b)   If Beneficiary so requests, any such indebtedness of Borrower now or hereafter owed to Guarantor shall be collected, enforced and received by Guarantor as trustee for Beneficiary and shall be paid over to Administrative Agent in kind on account of the Guarantied Obligations, but without reducing or affecting in any manner the obligations of Guarantor under the other provisions of this Guaranty.

          (c)   Should Guarantor fail to collect or enforce any such indebtedness of Borrower now or hereafter owed to Guarantor and pay the proceeds thereof to Administrative Agent in accordance with Section 5(b) hereof, Administrative Agent as Guarantor's attorney-in-fact may do such acts and sign such documents in Guarantor's name as Beneficiary considers necessary or desirable to effect such collection, enforcement and/or payment.

        6.     Statutes of Limitations and Other Laws. Until the Guarantied Obligations shall have been paid and performed in full, all the rights, privileges, powers and remedies granted to Beneficiary hereunder shall continue to exist and may be exercised by Beneficiary at any time and from time to time irrespective of the fact that any of the Guarantied Obligations may have become barred by any statute of limitations. Guarantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for evaluation and appraisal upon foreclosure, to the maximum extent permitted by applicable Laws.

        7.     Waivers and Consents. Guarantor acknowledges that the obligations undertaken herein involve the guaranty of obligations of Persons other than Guarantor and, in full recognition of that fact, consents and agrees that Beneficiary may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guarantied Obligations or any part thereof, or any of the Loan Documents to which Guarantor is not a party or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Guarantied Obligations or any part thereof; (d) accept partial payments on the Guarantied Obligations; (e) receive and hold additional security or guaranties for the Guarantied Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Beneficiary in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Guarantied Obligations or any part thereof; (h) settle, release on terms satisfactory to Beneficiary or by operation of applicable Laws or otherwise liquidate or enforce any Guarantied Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (i) consent to the merger, change or any other restructuring or termination of the corporate or other existence of Borrower or any other Person, and correspondingly restructure the Guarantied Obligations, and any such merger, change, restructuring or termination shall not affect the liability of Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Guarantied Obligations.

        Upon the occurrence and during the continuance of any Event of Default, Beneficiary may enforce this Guaranty independently as to Guarantor and independently of any other remedy or security Beneficiary at any time may have or hold in connection with the Guarantied Obligations. Guarantor expressly waives any right to require Beneficiary to marshal assets in favor of any Person, and agrees that Beneficiary may proceed against any Person, or upon or against any security or remedy, before proceeding to enforce this Guaranty, in such order as it shall determine in its sole and absolute discretion. Beneficiary may file a separate action or actions against the Borrower and/or Guarantor and/or any other Person without respect to whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Guarantor agrees that Beneficiary and Borrower and any of their Affiliates may deal with each other in connection with the Guarantied Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty. Beneficiary's rights hereunder shall be reinstated and revived, and the enforceability of this Guaranty shall continue, with respect to any amount at any time paid on account of the Guarantied Obligations which thereafter shall be required to be restored or returned by Beneficiary upon the bankruptcy, insolvency or reorganization of Borrower or any other Person, or otherwise, all as though such amount had not been paid. The rights of Beneficiary created or granted herein and the enforceability of this Guaranty with respect to Guarantor at all times shall remain effective to guaranty the full amount of all the Guarantied Obligations even though the Guarantied Obligations, or any part thereof, or any security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other guarantor or surety and whether or not Borrower shall have any personal liability with respect thereto. To the maximum extent permitted by law, Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower with respect to the Guarantied Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guarantied Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower (other than by reason of the full payment and performance of all Guarantied Obligations), (d) any failure of Beneficiary to marshal assets in favor of Borrower or any other Person, (e) except as otherwise provided in this Guaranty, any failure of Beneficiary to give notice of sale or other disposition of Collateral to Guarantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of Collateral, (f) except as otherwise provided in this Guaranty, any failure of Beneficiary to comply with applicable Laws in connection with the sale or other disposition of any Collateral or other security for any Guarantied Obligation, including without limitation, any failure of Beneficiary to conduct a commercially reasonable sale or other disposition of any Collateral or other security for any Guarantied Obligation, (g) any act or omission of Beneficiary or others that directly or indirectly results in or aids the discharge or release of Borrower or the Guarantied Obligations or any security or guaranty therefor by operation of law or otherwise, (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Beneficiary to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Beneficiary, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Lien in favor of Beneficiary for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guarantied Obligations (or any interest thereon) in or as a result of any such proceeding, (p) to the extent permitted, the benefits of any form of one-action rule under any applicable law, or (q) any action taken by Beneficiary that is authorized by this Section or any other provision of any Loan Document. Guarantor waives all rights and defenses arising out of an election of remedies by Beneficiary, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations has destroyed Guarantor's rights of subrogation and reimbursement against the principal. Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guarantied Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guarantied Obligations.

        8.     Condition of Borrower. Guarantor represents and warrants to Beneficiary that Guarantor has established adequate means of obtaining from Borrower, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Properties, and Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Properties. Guarantor hereby expressly waives and relinquishes any duty on the part of Beneficiary (should any such duty exist) to disclose to Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower and its Properties, whether now known or hereafter known by Beneficiary during the life of this Guaranty. With respect to any of the Guarantied Obligations, Beneficiary need not inquire into the powers of Borrower or its officers or employees acting or purporting to act on their behalf, and all Guarantied Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

        9.     Liens on Real Property. In the event that all or any part of the Guarantied Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting Liens on any interests in real Property, Guarantor authorizes Beneficiary, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any obligations of Guarantor under the Loan Documents, the enforceability of this Guaranty, or the validity or enforceability of any Liens of Beneficiary on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Guarantor expressly waives any defenses to the enforcement of this Guaranty or any rights of Beneficiary created or granted hereby or to the recovery by Beneficiary against Borrower, Guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Guarantor or may preclude Guarantor from obtaining reimbursement or contribution from Borrower. To the maximum extent permitted by law, Guarantor expressly waives any defenses or benefits that may be derived from Nevada Revised Statutes Sections 40.430 (and judicial decisions relating thereto), 40.451, 40.455, 40.457 and 40.459, or comparable provisions of the Laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under any other applicable Law. Guarantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real Property or interest therein subject to any such deeds of trust or mortgages or other instruments and Guarantor's or any other Person's failure to receive any such notice shall not impair or affect Guarantor's obligations hereunder or the enforceability of this Guaranty or any rights of Beneficiary created or granted hereby.

        10.   Waiver of Rights of Subrogation. Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which Guarantor is a party, Guarantor hereby expressly waives with respect to Borrower and its successors and assigns (including any surety) and any other Person which is directly or indirectly a creditor of Borrower or any surety for Borrower, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution (except as specifically provided in Section 11 below), to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which Guarantor may have or hereafter acquire against Borrower or any other such Person in connection with or as a result of Guarantor's execution, delivery and/or performance of this Guaranty or any other Loan Document to which Guarantor is a party. Guarantor agrees that it shall not have or assert any such rights against Borrower or its successors and assigns or any other Person (including any surety) which is directly or indirectly a creditor of Borrower or any surety for Borrower, either directly or as an attempted setoff to any action commenced against Guarantor by Borrower (as a Borrower or in any other capacity), Beneficiary or any other such Person. Guarantor hereby acknowledges and agrees that this waiver is intended to benefit Borrower and Beneficiary and shall not limit or otherwise affect Guarantor's liability hereunder, under any other Loan Document to which Guarantor is a party, or the enforceability hereof or thereof.

        11.   Understandings With Respect to Waivers and Consents. Guarantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor otherwise may have against Borrower, Beneficiary or others, or against any Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. Guarantor acknowledges that it has either consulted with legal counsel regarding the effect of this Guaranty and the waivers and consents set forth herein, or has made an informed decision not to do so. If this Guaranty or any of the waivers or consents herein are determined to be unenforceable under or in violation of applicable law, this Guaranty and such waivers and consents shall be effective to the maximum extent permitted by law.

        12.   Representations and Warranties. Guarantor hereby makes each and every representation and warranty applicable to Guarantor set forth in Article V of the Credit Agreement as if set forth in full herein.

        13.   Costs and Expenses. Guarantor agrees to pay to Beneficiary all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Beneficiary in the enforcement or attempted enforcement of this Guaranty, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements (including the reasonably allocated cost of legal counsel employed by Beneficiary), incurred or paid by Beneficiary in exercising any right, privilege, power or remedy conferred by this Guaranty, or in the enforcement or attempted enforcement thereof, shall be subject hereto and shall be paid to Administrative Agent by Guarantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Credit Agreement.

        14.   Construction of this Guaranty. This Guaranty is intended to give rise to absolute and unconditional obligations on the part of Guarantor; hence, in any construction hereof, notwithstanding any provision of any Loan Document to the contrary, this Guaranty shall be construed strictly in favor of Beneficiary in order to accomplish its stated purpose.

        15.   Liability. Notwithstanding anything to the contrary elsewhere contained herein or in any Loan Document to which Guarantor is a party, the aggregate liability of Guarantor hereunder for payment and performance of the Guarantied Obligations shall not exceed an amount which, in the aggregate, is $1.00 less than that amount which if so paid or performed would constitute or result in a "fraudulent transfer", "fraudulent conveyance", or terms of similar import, under applicable state or federal law, including without limitation, Section 548 of the United States Bankruptcy Code. The liability of Guarantor hereunder is independent of any other guaranties at any time in effect with respect to all or any part of the Guarantied Obligations, and Guarantor's liability hereunder may be enforced regardless of the existence of any such guaranties. Any termination by or release of any guarantor in whole or in part shall not affect the continuing liability of Guarantor hereunder, and no notice of any such termination or release shall be required. The execution hereof by Guarantor is not founded upon an expectation or understanding that there will be any other guarantor of the Guarantied Obligations.

        16.   Joinder. Any Person may become a Guarantor under and become bound by the terms and conditions of this Guaranty by executing and delivering to the Administrative Agent an Instrument of Joinder substantially in the form attached hereto as Exhibit A, accompanied by such documentation as the Administrative Agent may require to establish the due organization, valid existence and good standing of such Person, its qualification to engage in business in each material jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform this Guaranty, and the identity, authority and capacity of each Responsible Officer thereof authorized to act on its behalf.

        17.   WAIVER OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        18.   THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEVADA.

        IN WITNESS WHEREOF, Guarantor has executed this Guaranty by its duly authorized officer as of the date first written above.

"Guarantor"
CARDIVAN COMPANY, a Nevada corporation
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	President
CORAL COIN, INC., a Nevada corporation
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	President
CORRAL COUNTRY COIN, INC., a Nevada corporation
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	President

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  Exhibit 10.75
GUARANTY
RECITALS
AGREEMENT